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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) November 21, 1997

SOUTHERN PACIFIC SECURED ASSETS CORP. (as seller under a Pooling and Servicing Agreement dated as of December 1, 1997 providing for, inter alia, the issuance of Mortgage Loan Asset-Backed Pass-Through Certificates, Series 1997-4)


                      SOUTHERN PACIFIC SECURED ASSETS CORP.
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             (Exact name of registrant as specified in its charter)

         CALIFORNIA                 333-39039                 33-0659688
         ----------                 ---------                 ----------
(State or Other Jurisdiction       (Commission               (I.R.S. Employer
of Incorporation)                  File Number)              Identification No.)


 One Centerpointe Drive, Suite 500
 Suite 500
 Lake Oswego, Oregon                                          97035
 -------------------                                          -----
 (Address of Principal                                        (Zip Code)
 Executive Offices)


Registrant's telephone number, including area code, is (503) 684-4700


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Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)      Not applicable

         (b)      Not applicable

         (c)      Exhibits:

         23.3. Consent of Coopers & Lybrand L.L.P., independent auditors of the Certificate Insurer with respect to Mortgage Loan Asset-Backed Pass-Through Certificates, Series 1997-4, Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6 and Class A-7 Certificates.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       SOUTHERN PACIFIC SECURED ASSETS
                                       CORP.


                                       By:   /s/ James L. Smith
                                          --------------------------------------
                                       Name:     James L. Smith
                                       Title:    Director


Dated: December 5, 1997

                       CONSENT OF INDEPENDENT ACCOUNTANTS


         We consent to the incorporation by reference in this Prospectus Supplement of our report dated February 3, 1997, on our audits of the consolidated financial statements of MBIA Insurance Corporation and Subsidiaries as of December 31, 1996 and 1995 and for each of the three years in the period ended December 31, 1996. We also consent to the reference to our firm under the caption "Experts".


         Coopers & Lybrand L.L.P.

December 4, 1997
New York, New York